MUNIYIELD
INSURED
FUND, INC.




FUND LOGO





Annual Report

October 31, 1998



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYI



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Insured Fund, Inc. earned $0.924 per share income dividends, which included earned and unpaid dividends of $0.083. This represents a net annualized yield of 5.68%, based on a month-end per share net asset value of $16.28. Over the same period, the total investment return on the Fund's Common Stock was +9.95%, based on a change in per share net asset value from $15.84 to $16.28, and assuming reinvestment of $0.916 per share income dividends and $0.119 per share capital gains distributions.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +7.21%, based on a change in per share net asset value from $15.62 to $16.28, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.34%; Series B, 4.08%; Series C, 4.36%; Series D, 4.04%; Series E, 3.70%; Series F, 3.53%; and Series G, 4.00%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.



MuniYield Insured Fund, Inc.
October 31, 1998



The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
We continued to maintain a constructive strategy during the six-month period ended October 31, 1998. We believed that the robust economic growth seen in late 1997 and the first quarter of 1998 would be tempered by deteriorating Asian and Latin American economies and an absence of inflation. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range with a bias toward lower bond yields as 1998 progressed. We maintained a fully invested position in order to seek to enhance total return.

Looking ahead, we expect to remain fully invested over the coming months with little change to the Fund's present structure. Our outlook calls for a substantial slowdown in the growth of the economy in the coming year as consumption growth slows along with capital spending and a further trade drag. We believe that the Federal Reserve Board will respond with an easier monetary policy, which is likely to cause interest rates on intermediate-term and long-term municipal bonds to fall further.

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



December 7, 1998




MuniYield Insured Fund, Inc.
October 31, 1998


PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield
Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 8, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:   Joe Grills                      59,029,175                    1,199,128
                                             Robert S. Salomon Jr.           59,030,120                    1,198,183
                                             Stephen B. Swensrud             59,025,009                    1,203,294
                                             Arthur Zeikel                   58,961,254                    1,267,049

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                         58,836,886      484,801        906,615


During the six-month period ended October 31, 1998, MuniYield
Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 8, 1998. The description of each proposal and number of shares voted are as follows:


                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Directors:
   Joe Grills, Walter Mintz, Robert S.
   Salomon Jr., Melvin R. Seiden,
   Stephen B. Swensrud and Arthur Zeikel
   as follows:                               Series A                          2,079                            0
                                             Series B                          1,542                           16
                                             Series C                          2,070                            0
                                             Series D                          1,906                          127
                                             Series E                          2,900                          289
                                             Series F                          2,286                           38
                                             Series G                          2,067                          125

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Ernst &
   Young LLP as the Fund's independent
   auditors for the current fiscal
   year as follows:                          Series A                          2,079            0              0
                                             Series B                          1,559            0              0
                                             Series C                          2,070            0              0
                                             Series D                          2,032            2              0
                                             Series E                          3,045           144             0
                                             Series F                          2,325            0              0
                                             Series G                          2,193            0              0


MuniYield Insured Fund, Inc.
October 31, 1998


THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Insured Fund, Inc.
October 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Alabama--0.5%     AAA     Aaa     $ 6,000  Huntsville, Alabama, Health Care Authority, Health Care
                                           Facilities Revenue Bonds, Series B, 6.625% due 6/01/2004 (d)(g)      $  6,907

Alaska--1.2%      AAA     Aaa      10,410  Alaska State Housing Finance Corporation, RITR, Series 2, 8.02%
                                           due 12/01/2024 (d)(i)(j)                                               11,539
                                           Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                           (Exxon Pipeline Company Project), VRDN (a):
                  A1+     P1          400    Series A, 3.70% due 12/01/2033                                          400
                  A1+     P1          400    Series B, 3.70% due 12/01/2033                                          400
                  A1+     VMIG1++   4,900    Series C, 3.70% due 12/01/2033                                        4,900

Arizona--0.7%     A1+     P1        2,900  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                           Refunding (Arizona Public Service Company), VRDN, Series B,
                                           3.70% due 5/01/2029 (a)                                                 2,900
                  NR*     NR*       5,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                           Project), AMT, 6.70% due 3/01/2020                                      5,483
                  A1+     P1        2,100  Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont
                                           Mining Corp.), VRDN, 3.70% due 12/01/2009 (a)                           2,100

California        AAA     Aaa       5,250  Anaheim, California, Public Financing Authority, Lease Revenue
--21.8%                                    Bonds (Public Improvements Project), Senior Series A, 6% due
                                           9/01/2024 (e)                                                           6,108
                                           California HFA, Revenue Bonds, AMT:
                  AA-     Aa        3,750    RIB, 9.061% due 8/01/2023 (j)                                         4,322
                  AAA     Aaa       1,595    Series E, 7% due 8/01/2026 (d)                                        1,698
                  A       A3       15,000  California Health Facilities Financing Authority Revenue Bonds
                                           (Kaiser), Series A, 5.40% due 5/01/2028                                15,296
                                           California State, GO:
                  AAA     Aaa      10,535    5.90% due 3/01/2005 (b)(g)                                           11,859
                  AAA     Aaa      10,000    Refunding, 5.25% due 6/01/2021 (b)                                   10,242
                  AAA     Aaa      15,000    Refunding, UT, 5% due 10/01/2014 (d)                                 15,406
                                           California State Public Works Board, Lease Revenue Bonds:
                  A       A2       12,755    (California State University), Series C, 5.40% due 10/01/2022        13,289
                  A       Aaa       8,500    (Department of Corrections--Monterey County Soledad II),
                                             Series A, 7% due 11/01/2004 (g)                                      10,119
                  A+      A         2,750    (Various California State University Projects), Series A,
                                             6.375% due 10/01/2004 (g)                                             3,174
                  AAA     Aaa      15,000  East Bay, California, Municipal Utility District, Water System
                                           Revenue Bonds, 4.75% due 6/01/2028 (d)                                 14,446
                  AA      Aa3      23,285  Los Angeles, California, Department of Water and Power, Water
                                           Works Revenue Refunding Bonds, 4.50% due 10/15/2024                    21,666


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
California                                 Los Angeles, California, Harbor Department Revenue Bonds, AMT:
(concluded)       AAA     Aaa     $ 4,000    RITR, Series 7, 8.645% due 11/01/2026 (d)(j)                        $ 4,936
                  AAA     Aaa       6,330    Series B, 6.625% due 8/01/2019 (b)                                    6,987
                  AAA     Aaa       8,725    Series B, 6.625% due 8/01/2025 (b)                                    9,630
                  AAA     Aaa      15,000  Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Bonds (Proposition A--First Tier),
                                           Senior Series A, 6% due 7/01/2026 (d)                                  16,717
                  AAA     Aaa      19,430  Los Angeles County, California, Public Works Financing
                                           Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                           Project), Series V-B, 5.125% due 12/01/2029 (b)                        19,634
                  AAA     Aaa       5,000  Los Angeles County, California, Transportation Commission,
                                           Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                           7/01/2015 (c)                                                           5,423
                  AAA     Aaa       2,190  Northern California Transmission Revenue Bonds (California--
                                           Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (d)         2,408
                  AAA     Aaa       6,720  Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                           5.50% due 11/01/2017 (d)                                                7,101
                  AAA     Aaa       5,000  Roseville, California, Special Tax, Refunding (Community
                                           Facilities District No. 1--Northwest), 4.75% due 9/01/2020 (e)          4,848
                  AAA     Aaa       3,000  Sacramento, California, Municipal Utility District, Electric
                                           Revenue Bonds, Series I, 6% due 1/01/2024 (d)                           3,303
                  AAA     Aaa      10,000  San Diego, California, Public Facilities Financing Authority,
                                           Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                 10,260
                  AAA     Aaa      17,500  San Diego, California, Water Utility Fund, Net System Revenue
                                           Bonds (Certificates of Undivided Interest), 4.75% due
                                           8/01/2028 (c)                                                          16,851
                  AAA     Aaa       6,865  San Francisco, California, Bay Area Rapid Transit District, Sales
                                           Tax Revenue Bonds, 5.50% due 7/01/2020 (c)                              7,201
                                           San Francisco, California, City and County Airports Commission,
                                           International Airport Revenue Bonds, Second Series:
                  AAA     Aaa       6,000    AMT, Issue 6, 6.60% due 5/01/2024 (b)                                 6,702
                  AAA     Aaa       2,500    Issue 8B, 6.10% due 5/01/2004 (c)(g)                                  2,814
                  AAA     Aaa       9,500    Issue 9B, 5.25% due 5/01/2020 (c)                                     9,695
                  AAA     Aaa      13,770    Issue 21, 4.50% due 5/01/2026 (d)                                    12,805
                  AAA     Aaa       5,000  San Francisco, California, City and County, COP (San Francisco
                                           Courthouse Project), 5.875% due 4/01/2021 (e)                           5,423
                  AAA     Aaa      10,000  San Francisco, California, City and County Sewer Revenue Bonds,
                                           Series A, 5.95% due 10/01/2025 (c)                                     10,869
                                           San Jose, California, Redevelopment Agency, Tax Allocation
                                           Refunding Bonds (Merged Area Redevelopment Project)(d):
                  AAA     Aaa       6,895    5.60% due 8/01/2019                                                   7,378
                  AAA     Aaa       5,725    5.625% due 8/01/2025                                                  6,133
                  AAA     Aaa       2,000  Santa Clara County, California, Financing Authority, Lease
                                           Revenue Bonds (VMC Facility Replacement Project), Series A,
                                           6.75% due 11/15/2004 (b)(g)                                             2,357
                                           Santa Rosa, California, Wastewater Revenue Refunding Bonds (c):
                  AAA     Aaa       3,000    Series A, 5.25% due 9/01/2016                                         3,171
                  AAA     Aaa       3,295    Series B, 6.125% due 9/01/2017                                        3,578

Colorado--0.9%    AAA     Aaa      10,000  E-470 Public Highway Authority, Colorado, Revenue Refunding
                                           Bonds, Senior Series A, 4.75% due 9/01/2023 (d)                         9,577
                  A1+     VMIG1++   3,200  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                           VRDN, 3.75% due 5/01/2013 (a)(b)                                        3,200


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Connecticut--1.2% AAA     Aaa     $ 9,695  Connecticut State, HFA (Housing Mortgage Finance Program),
                                           Series B, 6.75% due 11/15/2023 (d)                                    $10,508
                                           Connecticut State Health and Educational Facilities Authority
                                           Revenue Bonds (Nursing Home Program):
                  AA-     A1        5,000    (AHF/Hartford), 7.125% due 11/01/2024                                 5,783
                  AA-     A1        1,035    (AHF/Windsor Project), 7.125% due 11/01/2024                          1,197

Delaware--0.3%    AAA     Aaa       3,525  Delaware Transportation Authority, Transportation System
                                           Revenue Bonds, 7% due 7/01/2004 (c)(g)                                  4,132

District of       AAA     Aaa      20,100  Metropolitan Washington, District of Columbia, Virginia Airports
Columbia--1.5%                             Authority, General Airport Revenue Bonds, AMT, Series A, 6.625%
                                           due 10/01/2019 (d)                                                     22,232

Florida--2.2%     AAA     Aaa      20,750  Florida State Board of Education (Capital Outlay--Public
                                           Education), Series B, 4.75% due 6/01/2023 (d)                          19,963
                  AAA     Aaa      11,800  Tallahassee, Florida, Energy System, Revenue Refunding Bonds,
                                           Series A, 4.75% due 10/01/2026 (e)                                     11,307

Georgia--2.0%     AAA     Aaa       8,855  Douglasville--Douglas County, Georgia, Water and Sewer Authority,
                                           Water and Sewer Revenue Bonds, 4.50% due 6/01/2023 (c)                  8,244
                  AAA     Aaa      10,000  Georgia Municipal Electric Authority, Power Revenue Bonds,
                                           Series EE, 6.40% due 1/01/2023 (b)                                     11,149
                  AAA     Aaa       6,500  Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                           Tax Revenue Bonds, Second Indenture, Series A, 6.90% due
                                           7/01/2004 (d)(g)                                                        7,585
                  AAA     Aaa       2,000  Municipal Electric Authority of Georgia (Project One),
                                           Sub-Series A, 6.50% due 1/01/2004 (b)(g)                                2,274

Hawaii--1.7%                               Hawaii State Airports System Revenue Bonds, AMT, Second
                                           Series (d):
                  AAA     Aaa       6,000    7% due 7/01/2018                                                      6,541
                  AAA     Aaa      17,145    6.75% due 7/01/2021                                                  18,582

Illinois--2.8%    AAA     Aaa       9,160  Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                           6.25% due 1/01/2024 (d)                                                10,099
                  AAA     Aaa       3,870  Chicago, Illinois, O'Hare International Airport, Special
                                           Facilities Revenue Bonds (International Terminal), AMT, 6.75%
                                           due 1/01/2018 (d)                                                       4,228
                  AAA     Aaa      12,000  Chicago, Illinois, Public Building Commission, Building Revenue
                                           Bonds, Series A, 6.50% due 1/01/2018 (d)(h)                            12,408
                  AAA     Aaa       6,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                           6.375% due 1/01/2005 (d)(g)                                             6,873
                                           Illinois Health Facilities Authority Revenue Bonds:
                  A1+     VMIG1++   3,200    Refunding (University of Chicago Hospital), VRDN, 3.70%
                                             due 8/01/2026 (a)(d)                                                  3,200
                  AAA     Aaa       3,000    (Servantcor Project), Series A, 6.375% due 8/15/2006 (e)(g)           3,458

Indiana--1.8%     AAA     Aaa       3,150  Hammond, Indiana, Multi-School Building Corporation,
                                           Refunding (First Mortgage), 5.75% due 1/15/2017 (d)                     3,389
                  AAA     Aaa       2,400  Indiana State Vocational Technical College, Building Facilities
                                           Refunding Bonds (Student Fee), Series D, 6.50% due 7/01/2014 (b)        2,708
                  AAA     Aaa      10,000  Indianapolis, Indiana, Economic Development Revenue Bonds
                                           (Archdiocese of Indianapolis Educational Facilities Project),
                                           5.50% due 7/01/2026 (d)                                                10,552
                  AAA     Aaa       5,000  Indianapolis, Indiana, Gas Utility Revenue Bonds, Series A, 6.20%
                                           due 6/01/2002 (c)(g)                                                    5,504
                  AA      NR*       3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                           Refunding, Series D, 6.75% due 2/01/2020                                3,320


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Iowa--0.1%        AAA     Aaa     $ 1,725  Iowa Financing Authority, S/F Mortgage, Refunding, Series F,
                                           6.35% due 7/01/2009 (b)                                               $ 1,828

Kansas--1.9%      AAA     Aaa      20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                           Company Project), 7% due 6/01/2031 (d)                                 22,114
                  AAA     Aaa       5,000  Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                           Bonds, 5.25% due 9/01/2017 (b)                                          5,106

Louisiana--0.0%   A1+     P1          400  East Baton Rouge Parish, Louisiana, PCR, Refunding (Exxon
                                           Project), VRDN, 3.70% due 3/01/2022 (a)                                   400

Maryland--0.3%                             Maryland State Community Development Administration,
                                           Department of Housing and Community Development:
                  NR*     Aa        2,085    M/F Housing Revenue Bonds, Series C, 6.65% due 5/15/2025              2,245
                  NR*     Aa2       1,985    S/F Program, AMT, Second Series, 6.55% due 4/01/2026                  2,140

Massachusetts--                            Massachusetts State Health and Educational Facilities Authority
3.7%                                       Revenue Bonds:
                  AAA     Aaa       5,000    (Massachusetts General Hospital), Series F, 6.25% due
                                             7/01/2020 (b)                                                         5,513
                  AAA     Aaa       7,130    (New England Medical Center Hospitals), Series F, 6.625%
                                             due 7/01/2025 (c)                                                     7,860
                  AAA     Aaa      10,000    (Northeastern University), Series E, 6.55% due 10/01/2022 (d)        11,087
                  AAA     Aaa      26,500  Massachusetts State Turnpike Authority, Metropolitan Highway
                                           System Revenue Bonds, Series A, 5% due 1/01/2037 (d)                   25,837
                  AAA     Aaa       3,250  Massachusetts State Turnpike Authority, Western Turnpike
                                           Revenue Bonds, Series A, 5.55% due 1/01/2017 (d)                        3,335

Michigan--3.2%    AAA     Aaa       2,750  Caledonia, Michigan, Community Schools, Refunding, UT, 6.625%
                                           due 5/01/2014 (b)                                                       3,032
                  AAA     Aaa      21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                           Refunding Bonds (Detroit Edison Company Pollution Project),
                                           6.875% due 12/01/2021 (c)                                              23,875
                                           Monroe County, Michigan, PCR (Detroit Edison Company),
                                           AMT (d):
                  AAA     Aaa       5,000    Series CC, 6.55% due 6/01/2024                                        5,537
                  AAA     Aaa       8,500    Series I-B, 6.55% due 9/01/2024                                       9,449
                  A1+     VMIG1++   2,400  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                           Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                           3.70% due 1/01/2027 (a)                                                 2,400
                  A1+     VMIG1++   2,200  University of Michigan, University Hospital Revenue Refunding
                                           Bonds, VRDN, Series A, 3.75% due 12/01/2019 (a)                         2,200

Minnesota--2.9%   A-      Baa1      4,500  Minneapolis and Saint Paul, Minnesota, Housing and
                                           Redevelopment Authority, Health Care System Revenue Bonds
                                           (Group Health Plan Incorporated Project), 6.90% due 10/15/2022          4,924
                  AAA     Aaa      20,000  Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                           Commission, Airport Revenue Bonds, Series A, 5% due
                                           1/01/2030 (b)                                                          19,688
                                           Minnesota State, HFA, S/F Mortgage, AMT:
                  AA+     Aa2       3,560    Series H, 6.50% due 1/01/2026                                         3,767
                  AA      Aa2       2,680    Series L, 6.70% due 7/01/2020                                         2,864
                  AA+     NR*      10,000  Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                           (Mayo Foundation), Series A, 5.50% due 11/15/2027                      10,416

Mississippi       NR*     P1        5,000  Jackson County, Mississippi, Port Facility Revenue Refunding
--0.7%                                     Bonds (Chevron USA, Incorporated Project), VRDN, 3.70% due
                                           6/01/2023 (a)                                                           5,000
                  AAA     Aaa       3,930  Mississippi Hospital Equipment and Facilities Authority,
                                           Revenue Refunding Bonds (Mississippi Baptist Medical Center),
                                           6.50% due 5/01/2011 (d)                                                 4,428


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Missouri--0.6%    AAA     Aaa     $ 7,000  Kansas City, Missouri, Airport Revenue Bonds (General
                                           Improvement), Series B, 6.875% due 9/01/2004 (e)(g)                  $  8,131

Nebraska--0.4%    AAA     Aaa       5,000  Nebraska Public Power District Revenue Bonds, Series A, 5.25%
                                           due 1/01/2005 (d)(g)                                                    5,383

Nevada--6.1%      AAA     Aaa      15,000  Clark County, Nevada, GO, School District, 6% due
                                           6/15/2006 (c)(g)                                                       17,012
                  AAA     Aaa       5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                           Project), 6.55% due 10/01/2013 (b)                                      5,501
                  AAA     Aaa      16,775  Nevada State, RITR, Series 36, 7.27% due 11/01/2025 (c)(j)             18,364
                  AAA     Aaa      20,000  Nevada State, Refunding (Municipal Bond Bank Project
                                           Nos. 65 and R-6), 4.75% due 5/15/2026 (d)                              19,112
                                           Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                           Pacific Power Company), AMT:
                  AAA     Aaa      15,000    6.65% due 12/01/2017 (b)                                             16,518
                  AAA     Aaa       5,000    6.55% due 9/01/2020 (d)                                               5,517
                  AAA     Aaa       5,000  Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                           Pacific Power Company), AMT, 6.65% due 6/01/2017 (d)                    5,522

New Jersey--0.4%  AAA     Aaa       5,000  New Jersey State Housing and Mortgage Finance Agency Revenue
                                           Bonds (Home Buyer), AMT, Series K, 6.375% due 10/01/2026 (d)            5,372

New Mexico--0.9%  AAA     Aaa      10,000  Farmington, New Mexico, PCR, Refunding (Southern California
                                           Edison Company), Series A, 5.875% due 6/01/2023 (d)                    10,780
                  NR*     A         1,635  New Mexico Educational Assistance Foundation, Student Loan
                                           Revenue Bonds, AMT, First Sub-Series A-2, 6.65% due 11/01/2025          1,754

New York--12.1%   A1+     VMIG1++  12,700  Long Island Power Authority, New York, Electric System Revenue
                                           Bonds, VRDN, Sub-Series 5, 3.70% due 5/01/2033 (a)                     12,700
                  AAA     Aaa       7,000  Metropolitan Transportation Authority, New York, Commuter
                                           Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (c)(g)          8,055
                  BBB+    Baa1     10,980  Metropolitan Transportation Authority, New York, Transit
                                           Facilities Service Contract, Refunding, Series 5, 7% due
                                           7/01/2012                                                              12,009
                  AAA     Aaa       5,000  New York City, New York, Cultural Resource Trust Revenue Bonds
                                           (American Museum of Natural History), Series A, 5.65% due
                                           4/01/2027 (d)                                                           5,332
                  AAA     Aaa       6,180  New York City, New York, Educational Construction Fund
                                           Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (b)                 6,524
                  AAA     Aaa      25,830  New York City, New York, Municipal Water Financing Authority,
                                           Water and Sewer System Revenue Bonds, RITR, Series RI-97-6,
                                           7.745% due 6/15/2026 (d)(j)                                            29,669
                                           New York State Dormitory Authority Revenue Bonds:
                  AAA     Aaa      10,000    (City University System), Consolidated Third Series 1, 5% due
                                             7/01/2026 (c)                                                         9,881
                  AAA     Aaa       5,050    (Mental Health Services Facilities Improvement), Series F,
                                             4.50% due 8/15/2028 (b)                                               4,653
                  AAA     Aaa       4,000    (Mental Health Services Facilities Improvement), Series G,
                                             4.50% due 8/15/2018 (b)                                               3,779
                  AAA     Aaa      20,150    Refunding (New York and Presbyterian Hospitals), 4.75% due
                                             8/01/2027 (b)(f)                                                     19,237
                  AAA     Aaa       7,000    Refunding (Pace University), 5.70% due 7/01/2022 (d)                  7,564
                  A-      A3        7,595    Refunding (State University Educational Facilities), Series B,
                                             7% due 5/15/2016                                                      8,079
                  AAA     Aaa      10,000    (State University Educational Facilities), Series A, 4.75%
                                             due 5/15/2025 (d)                                                     9,592
                  AAA     Aaa       6,000  New York State Energy Research and Development Authority,
                                           Gas Facilities Revenue Bonds, RITR, Series 9, 7.27% due
                                           1/01/2021 (d)(j)                                                        6,643


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
New York          AAA     Aaa     $30,000  Port Authority of New York and New Jersey, Consolidated Revenue
(concluded)                                Refunding Bonds, 116th Series, 4.25% due 10/01/2026 (c)              $ 26,715
                  A1+     VMIG1++   4,400  Port Authority of New York and New Jersey, Special Obligation
                                           Revenue Bonds (Versatile Structure Obligation), VRDN, Series 3,
                                           3.70% due 6/01/2020 (a)                                                 4,400
North Dakota--0.5%                           Grand Forks, North Dakota, Health Care Facilities Revenue
                                           Bonds (d):
                  AAA     Aaa       3,725    (Altru Health System Obligation Group), 5.60% due
                                             8/15/2017                                                             3,950
                  AAA     Aaa       2,500    (United Hospital Obligation Group), 6.25% due 12/01/2024              2,797
Ohio--0.4%        AAA     Aaa       2,500  North Canton, Ohio, City School District Improvements, UT,
                                           6.70% due 12/01/2004 (b)(g)                                             2,917
                  AAA     Aaa       2,500  Ohio State Higher Educational Facilities Commission,
                                           Mortgage Revenue Bonds (University of Dayton Project),
                                           6.60% due 12/01/2017 (c)                                                2,825

Oklahoma--0.9%    AAA     Aaa      13,000  Oklahoma State Turnpike Authority, Turnpike Revenue Bonds,
                                           Second Senior Series B, 5% due 1/01/2028 (c)                           12,920

Oregon--1.2%      A       NR*       2,300  Benton County, Oregon, Hospital Facilities Authority, Revenue
                                           Refunding Bonds (Samaritan Health Services Project), 5.125%
                                           due 10/01/2028                                                          2,264
                  AA      Aa2       9,000  Oregon State, GO (Veterans' Welfare), Series 77, 5.30% due
                                           10/01/2029                                                              9,170
                  AAA     Aaa       5,000  Port of Portland, Oregon, International Airport Revenue Bonds
                                           (Portland International Airport), AMT, Series 11, 5.625% due
                                           7/01/2026 (c)                                                           5,241

Pennsylvania      A1+     P1          400  Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne
--3.2%                                     Light Company--Mansfield), VRDN, Series B, 3.05% due
                                           8/01/2009 (a)                                                             400
                  AAA     Aaa       4,200  Lancaster, Pennsylvania, GO, Series A, 4.50% due 5/01/2028 (c)          3,860
                  AAA     Aaa      16,000  Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                           (Philadelphia Electric Company), Series B, 6.70% due
                                           12/01/2021 (d)                                                         17,458
                  AA      Aa        4,000  Pennsylvania HFA, RIB, AMT, 8.293% due 4/01/2025 (j)                    4,415
                                           Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                           Revenue Bonds (b):
                  AAA     Aaa       8,500    Senior Series A, 4.75% due 12/01/2027                                 8,126
                  AAA     Aaa       8,520    Sub-Series B, 4.75% due 12/01/2027                                    8,145
                                           Philadelphia, Pennsylvania, Hospitals and Higher Education
                                           Facilities Authority, Hospital Revenue Bonds (Children's
                                           Hospital of Philadelphia Project), VRDN (a):
                  A1+     VMIG1++   2,000    3.70% due 3/01/2027                                                   2,000
                  A1+     VMIG1++   1,450    Series A, 3.70% due 3/01/2027                                         1,450

South             AAA     Aaa       4,850  South Carolina State Public Service Authority, Revenue Refunding
Carolina--1.2%                             Bonds, Series B, 5.875% due 1/01/2023 (c)                               5,260
                  AAA     Aaa       7,000  Spartanburg County, South Carolina, Hospital Facilities Revenue
                                           Refunding Bonds (Spartanburg General Hospital System), Series A,
                                           6.625% due 4/15/2022 (e)                                                7,686
                  NR*     NR*       4,200  Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                           Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                  4,833

Tennessee--0.7%   AAA     Aaa       3,820  Johnson City, Tennessee, Health and Educational Facilities Board,
                                           Hospital Revenue Refunding and Improvement Bonds (Johnson
                                           City Medical Center), 6.75% due 7/01/2016 (d)                           4,158
                  A+      A1        4,900  Tennessee, HDA, Mortgage Finance, AMT, Series A, 6.90% due
                                           7/01/2025                                                               5,282


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Texas--5.9%       AAA     Aaa     $ 3,200  Bexar, Texas, Metropolitan Water District, Waterworks System
                                           Revenue Refunding Bonds, 6.35% due 5/01/2025 (d)                      $ 3,544
                                           Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                           Company Project), AMT (b):
                  AAA     Aaa      11,500    Refunding, 6.50% due 12/01/2027                                      12,682
                  AAA     Aaa       3,800    Series A, 6.75% due 4/01/2022                                         4,171
                  AAA     Aaa       7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                           (Houston Light and Power), Series A, 6.70% due 3/01/2017 (b)            7,684
                  AAA     Aaa       5,575  Dallas, Texas, Special Tax Revenue Bonds, Series A, 4.75% due
                                           8/15/2027 (b)                                                           5,310
                                           Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Bonds:
                  A1+     NR*      12,700    (Methodist Hospital), VRDN, 3.70% due 12/01/2025 (a)                 12,700
                  AAA     Aaa       2,150    RITR, Series 12, 9.02% due 10/01/2004 (d)(g)(j)                       2,726
                  A1+     NR*       1,400    Refunding (Methodist Hospital), VRDN, 3.70% due
                                             12/01/2026 (a)                                                        1,400
                  AAA     Aaa       6,885  Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                           Series A, 6.75% due 7/01/2021 (c)                                       7,462
                  AAA     Aaa       4,465  Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                           Lien, Series A, 6.375% due 12/01/2022 (d)                               4,937
                                           Matagorda County, Texas, Navigation District No. 1, Revenue
                                           Refunding Bonds (Houston Light and Power Company Project) (b):
                  AAA     Aaa      11,795    Series A, 6.70% due 3/01/2027                                        12,947
                  A1+     VMIG1++   8,100    VRDN, AMT, Series 1997, 3.80% due 11/01/2028 (a)                      8,100
                  AAA     Aaa       1,500  Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                           Electric Company Project), 6.55% due 10/01/2022 (c)                     1,657

Utah--0.4%        A1+     VMIG1++   1,000  Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                           3.70% due 11/01/2024 (a)(b)                                             1,000
                  AAA     Aaa       4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                           6.125% due 12/01/2022 (c)                                               4,356

Virginia--2.3%    AAA     Aaa       5,540  Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                   6,294
                  AAA     Aaa       6,900  Upper Occoquan, Virginia, Sewer Authority, Regional Sewer
                                           Revenue Bonds, Series A, 4.75% due 7/01/2029 (d)                        6,568
                                           Virginia State, HDA, Commonwealth Mortgage:
                  AAA     Aaa       9,000    AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)                9,653
                  AA+     Aa1       6,000    AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                   6,454
                  AA+     Aa1       3,500    Series J, Sub-Series J-2, 6.75% due 7/01/2017                         3,766

Washington--11.1%                          Chelan County, Washington, Public Utility District No. 001,
                                           Consolidated Revenue (Chelan Hydro), AMT:
                  AAA     Aaa       4,750    (Division 1), Series A, 5.25% due 7/01/2033 (e)                       4,728
                  AAA     Aaa       6,595    Refunding, Series B, 6.35% due 7/01/2026 (d)                          7,420
                  AAA     NR*      12,000  King County, Washington, RIB, Series 47, 6.895% due
                                           1/01/2034 (d)(j)                                                       12,302
                  AAA     Aaa       9,500  Port Seattle, Washington, Passenger Facilities Charge Revenue
                                           Bonds, Series A, 5% due 12/01/2023 (d)                                  9,340
                  AAA     Aaa      10,000  Port Seattle, Washington, Revenue Bonds, Series A, 5.50% due
                                           10/01/2017 (c)                                                         10,555
                  AAA     Aaa       3,215  Seattle, Washington, Metropolitan Seattle Municipality, Sewer
                                           Revenue Bonds, Series W, 6.25% due 1/01/2003 (d)(g)                     3,571
                  AAA     Aaa      12,500  Seattle, Washington, Water System Revenue Bonds, 5% due
                                           10/01/2027 (c)                                                         12,274
                  AAA     Aaa       5,000  Snohomish County, Washington, Public Utility District No. 001,
                                           Electric Revenue Bonds (Generation System), AMT, Series B,
                                           5.80% due 1/01/2024 (d)                                                 5,272


MuniYield Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                  S&P     Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                           Issue                                      (Note 1a)
Washington        AAA     Aaa     $ 7,875  Spokane County, Washington, Lease Revenue Refunding Bonds
(concluded)                                (Financing--Multi-Purpose Arena Project), AMT, Series A,
                                           6.60% due 1/01/2014 (b)                                              $  8,583
                  AAA     Aaa       6,000  Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                           12/01/2004 (b)(g)                                                       7,086
                  AAA     Aaa       8,705  Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                           Bonds, Series B, 5.50% due 12/01/2019 (b)                               9,192
                  AAA     Aaa       2,000  University of Washington Alumni Association, Lease Revenue
                                           Bonds (University of Washington Medical Center--Roosevelt II),
                                           6.25% due 8/15/2012 (e)                                                 2,224
                                           Washington State, GO:
                  AAA     Aaa      14,860    Series C, 5% due 1/01/2022 (c)                                       14,658
                  AAA     Aaa      18,000    UT, Series A, 4.50% due 7/01/2023 (e)                                16,731
                                           Washington State Health Care Facilities Authority Revenue Bonds:
                  A+      A1        8,300    (Children's Hospital and Medical Center), 6% due 10/01/2022           8,646
                  AAA     Aaa       5,000    Refunding (Catholic Health Initiatives), Series A, 5.125%
                                             due 12/01/2021 (d)                                                    4,923
                  AAA     Aaa       2,500    (Virginia Mason Obligation Group of Seattle), 6.30% due
                                             2/15/2017 (d)                                                         2,735
                                           Washington State Public Power Supply System, Revenue
                                           Refunding Bonds, Series A:
                  AA-     Aaa      13,095    (Nuclear Project No. 1), 6.25% due 7/01/2017 (d)                     14,293
                  AAA     Aaa       4,800    (Nuclear Project No. 3), 5.25% due 7/01/2016 (e)                      4,894

West              AAA     Aaa       4,425  Harrison County, West Virginia, County Commission, Solid
Virginia--0.3%                             Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                           Series C, 6.75% due 8/01/2024 (b)                                       5,005

Wisconsin--2.0%   AA      Aa2       2,000  Wisconsin, Housing and EDA, Home Ownership Revenue
                                           Refunding Bonds, AMT, Series B, 6.75% due 9/01/2025                     2,137
                                           Wisconsin Public Power Incorporated, Power Supply System
                                           Revenue Bonds, Series A (d):
                  AAA     Aaa       5,000    6% due 7/01/2015                                                      5,542
                  AAA     Aaa      13,685    5.75% due 7/01/2023                                                  14,793
                                           Wisconsin State Health and Educational Facilities Authority,
                                           Revenue Refunding Bonds (Wheaton--Franciscan Services)(d):
                  AAA     Aaa       3,955    6.50% due 8/15/2011                                                   4,280
                  AAA     Aaa       2,000    6% due 8/15/2015                                                      2,130


Total Investments (Cost--$1,366,606)--102.0%                                                                   1,467,216

Liabilities in Excess of Other Assets--(2.0%)                                                                    (28,397)
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,438,819
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FHA Insured.
(g)Prerefunded.
(h)Escrowed to maturity.
(i)GNMA/FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Ernst & Young LLP.

   See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$1,366,606,017) (Note 1a)                     $1,467,215,867
                    Cash                                                                                         199,161
                    Receivables:
                      Interest                                                          $   23,883,519
                      Securities sold                                                        9,527,298        33,410,817
                                                                                        --------------
                    Prepaid expenses and other assets                                                             43,195
                                                                                                          --------------
                    Total assets                                                                           1,500,869,040
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                  60,228,649
                      Dividends to shareholders (Note 1f)                                    1,016,575
                      Investment adviser (Note 2)                                              634,927        61,880,151
                                                                                        --------------
                    Accrued expenses and other liabilities                                                       169,580
                                                                                                          --------------
                    Total liabilities                                                                         62,049,731
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,438,819,309
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (17,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,351,136 shares
                      issued and outstanding)                                           $    6,135,114
                    Paid-in capital in excess of par                                       858,201,728
                    Undistributed investment income--net                                    14,140,334
                    Undistributed realized capital gains on investments--net                19,732,283
                    Unrealized appreciation on investments--net                            100,609,850
                                                                                        --------------
                    Total--Equivalent to $16.28 net asset value per share of
                    Common Stock (market price--$16.00)                                                      998,819,309
                                                                                                          --------------
                    Total capital                                                                         $1,438,819,309
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)


Statement of Operations
                    For the Year Ended October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                              $   79,133,877
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                   $    7,101,999
                    Commission fees (Note 4)                                                 1,151,204
                    Transfer agent fees                                                        151,358
                    Accounting services (Note 2)                                               150,164
                    Professional fees                                                          116,642
                    Custodian fees                                                              86,595
                    Directors' fees and expenses                                                75,081
                    Listing fees                                                                43,801
                    Printing and shareholder reports                                            39,814
                    Pricing fees                                                                26,366
                    Other                                                                       51,055
                                                                                        --------------
                    Total expenses                                                                             8,994,079
                                                                                                          --------------
                    Investment income--net                                                                    70,139,798
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         33,595,958
Unrealized          Change in unrealized appreciation on investments--net                                      4,414,381
Gain on                                                                                                   --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $  108,150,137
(Notes 1b,                                                                                                ==============
1d & 3):
                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                           1998               1997
Operations:         Investment income--net                                              $   70,139,798    $   67,509,823
                    Realized gain on investments--net                                       33,595,958        12,466,054
                    Change in unrealized appreciation on investments--net                    4,414,381        21,056,912
                                                                                        --------------    --------------
                    Net increase in net assets resulting from operations                   108,150,137       101,032,789
                                                                                        --------------    --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (53,785,988)      (51,886,380)
Shareholders          Preferred Stock                                                      (12,641,142)      (13,590,316)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                          (9,753,911)       (6,926,993)
                      Preferred Stock                                                       (4,763,788)       (1,762,542)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (80,944,829)      (74,166,231)
                                                                                        --------------    --------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions        reorganization                                                                  --       243,897,323
(Notes 1e & 4):     Offering costs from issuance of Common Stock resulting from
                    reorganization                                                                  --          (622,402)
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                                  --       120,000,000
                                                                                        --------------    --------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                    --       363,274,921
                                                                                        --------------    --------------

Net Assets:         Total increase in net assets                                            27,205,308       390,141,479
                    Beginning of year                                                    1,411,614,001     1,021,472,522
                                                                                        --------------    --------------
                    End of year*                                                        $1,438,819,309    $1,411,614,001
                                                                                        ==============    ==============

                   *Undistributed investment income--net (Note 1g)                      $   14,140,334    $   10,420,273
                                                                                        ==============    ==============

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.84   $  15.52  $  15.46  $  13.85   $  16.76
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.15       1.15      1.18      1.20       1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                       .62        .54       .15      1.66      (2.66)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.77       1.69      1.33      2.86      (1.46)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.92)     (.91)     (.92)      (.98)
                      Realized gain on investments--net                   (.16)      (.15)     (.09)       --++     (.26)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.04)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.04)     (1.07)    (1.00)     (.96)     (1.24)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from the issuance of
                    Common Stock                                            --       (.01)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.21)      (.25)     (.24)     (.28)      (.17)
                        Realized gain on investments--net                 (.08)      (.04)     (.03)       --++     (.04)
                        In excess of realized gain on
                        investments--net                                    --         --        --      (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.29)      (.29)     (.27)     (.29)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.28   $  15.84  $  15.52  $  15.46   $  13.85
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.00   $14.8125  $  14.00  $ 13.625   $ 11.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     15.55%     13.92%    10.30%    26.09%    (20.23%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   9.95%      9.89%     7.76%    20.09%     (9.98%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .63%       .63%      .64%      .65%       .66%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.94%      5.17%     5.22%     5.55%      5.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $998,819   $971,614  $701,473  $698,512   $625,630
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $440,000   $440,000  $320,000  $320,000   $320,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 112.78%     98.91%   100.49%    59.71%     45.71%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,270   $  3,208  $  3,192  $  3,183   $  2,955
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    676   $    808$      832  $  1,043   $  1,184
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    737   $    813  $    835  $  1,043   $  1,090
Outstanding:++++++                                                    ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    673   $    812  $    841  $  1,042   $  1,278
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    728   $    789  $    865  $    950   $  1,144
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    726   $    797  $    842  $    933   $  1,282
                                                                      ========   ========  ========  ========   ========
                    Series F--Investment income--net                  $    750   $    706        --        --         --
                                                                      ========   ========  ========  ========   ========
                    Series G--Investment income--net                  $    728   $    675        --        --         --
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Does not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on May 22, 1992 (Series A,
                    B, C, D and E) and January 27, 1997 (Series F and G).
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occured on December 1, 1994.


                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield.

Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.


MuniYield Insured Fund, Inc.
October 31, 1998


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,393 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $1,548,670,676 and $1,588,745,441, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                   Realized      Unrealized
                                     Gains         Gains

Long-term investments             $33,592,740   $100,609,850
Short-term investments                  3,218             --
                                  -----------   ------------
Total                             $33,595,958   $100,609,850
                                  ===========   ============


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $100,284,026, of which $101,673,490 related to appreciated securities and $1,389,464 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $1,366,931,841.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1998 remained constant and during the year ended October 31, 1997 increased by 16,163,797 pursuant to a plan of reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.29%; Series B, 3.30%; Series C, 3.29%; Series D, 3.35%; Series E, 3.25%; Series F, 3.35%; and
Series G, 3.25%.

Shares issued and outstanding during the year ended October 31, 1998 remained constant and during the year ended October 31, 1997 increased by 4,800 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $471,572 as commissions.


5. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.082696 per share, payable on November 27, 1998, to shareholders of record as of November 20, 1998.




MuniYield Insured Fund, Inc.
October 31, 1998



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1996 of MuniYield Insured Fund, Inc. were audited by other auditors whose report dated December 6, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Princeton, New Jersey
December 1, 1998
</AUDIT-REPORT>



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             85.4%
AA/Aa                                7.2
A/A                                  2.9
BBB/Baa                              0.8
NR (Not Rated)                       0.7
Other++                              5.0

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Insured Fund, Inc.
October 31, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Insured Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                      Payable          Ordinary       Long-Term
                                                        Date            Income      Capital Gains
Common Stock Shareholders                             12/30/97          $  .039644     $   .119341*

Preferred Stock Shareholders: Series A                11/28/97          $29.80         $ 83.54*
                                                      12/26/97          $ 6.64         $ 26.39*
                                                      10/01/98            --           $104.74**
                                                      10/29/98          $15.71         $ 85.28**

                              Series B                11/28/97          $29.47         $ 82.63*
                                                      12/26/97          $ 7.18         $ 27.98*
                                                      10/01/98            --           $104.74**

                              Series C                11/28/97          $29.47         $ 82.63*
                                                      12/26/97          $ 7.14         $ 27.85*
                                                      10/01/98            --           $104.74**
                                                      10/29/98          $17.19         $ 84.36**

                              Series D                11/20/97          $27.50         $ 77.12*
                                                      12/18/97          $ 8.10         $ 30.31*
                                                      10/22/98            --           $101.49**

                              Series E                11/28/97          $ 8.15         $ 22.86*
                                                      12/04/97          $ 6.04         $ 17.28*
                                                      12/11/97          $ 6.69         $ 19.52*
                                                      12/18/97          $ 6.92         $ 20.86*
                                                      12/26/97          $ 7.88         $ 25.14*
                                                      01/02/98          $  .28         $  2.85*
                                                      10/08/98            --           $ 24.82**
                                                      10/15/98            --           $ 23.89**
                                                      10/22/98            --           $ 23.97**
                                                      10/29/98            --           $ 24.34**

                              Series F                11/12/97          $29.39         $ 82.40*
                                                      12/09/97          $ 2.46         $ 13.71*
                                                      10/13/98            --           $104.74**

                              Series G                11/25/97          $ 6.87         $ 19.28*
                                                      12/02/97          $ 6.54         $ 18.74*
                                                      12/09/97          $ 6.49         $ 19.05*
                                                      12/16/97          $ 6.24         $ 19.12*
                                                      12/23/97          $ 4.30         $ 15.67*
                                                      10/06/98            --           $ 29.14**
                                                      10/13/98            --           $ 25.66**
                                                      10/20/98            --           $ 24.34**
                                                      10/27/98            --           $ 24.71**

 *Of this distribution, 70.72% is subject to the 28% tax rate and
  29.28% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.


  Please retain this information for your records.